1 Annual Meeting of Stockholders Fiscal Year 2021

2 Introduction Leslie Garber Manager, Investor Relations

3 Agenda • Election of Directors & Other Proposals • Business Presentations & Financial Review • Questions & Answers

4 Election of Directors & Other Proposals Laura Scheland Vice President, General Counsel & Secretary

Proposals Proposal No. 1: Election of Directors Proposal No. 2: Ratification of Appointment of Independent Auditor 5

Cautionary Statements Regarding Forward-Looking Information Except for the historical information contained herein, certain of the matters discussed in this communication constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “outlook,” “forecast,” “would,” “could,” “should,” “project,” “intend,” “plan,” “continue,” “seek,” “estimate,” “anticipate,” “believe,” “may,” “will,” “target,” “assume” and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding anticipated future financial and operating performance and results, and estimates for growth overall and in particular business lines. These statements are based on the current expectations of management of Oil- Dri Corporation of America (“the Company”). There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this presentation, and we encourage you especially to review the ones that were identified in Item 1A (Risk Factors) of the Company’s most recent Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the Company. You are cautioned not to place undue reliance on forward-looking statements in this presentation. Except to the extent required by law, the Company does not have any intention or obligation to update publicly any forward-looking statements contained in this presentation, whether as a result of new information, future event, changes in assumptions, or otherwise. 6

7 Fiscal Year 2021 Daniel S. Jaffee President & Chief Executive Officer

New Vice Presidents 8

9 David Atkinson Vice President, Corporate Controller

Dave Atkinson 10 • Joined Oil-Dri in July of 2021 • Seasoned accounting and finance professional with over 30 years of experience in international consumer products and manufacturing businesses • Joined us from Ferrara Candy Company where he recently served as Vice President, Corporate Controller • Dave is a CPA and earned his BS in Accountancy and Masters of Business Administration from Northern Illinois University • Dave and his wife, Cathy, have two children, both studying engineering in college

11 Michelle Hueser Vice President, Customer Service & Supply Chain

Michelle Hueser 12 • Joined Oil-Dri in August of 1993 • 30 years of expertise in customer service management • Earned her BA from Stephens College • Held sales and operations management positions with Williams Sonoma prior to joining Oil-Dri • Michelle and her husband, Scott, enjoy supporting non-profits for families emerging from homelessness • Her daughter is earning her degree in technical writing from DePaul University

13 W. Wade Robey, Ph.D. Vice President, Amlan Marketing & Product Development

Wade Robey 14 • Joined Oil-Dri in February of 2021 • 30 years of success in a wide range of Ag & Industrial industries • BS in Ag Sciences at Auburn University • Masters in Avian Physiology at Auburn University • PhD in Animal Nutrition from Virginia Tech • Worked in a variety roles for multi-national animal health companies like Monsanto Company, Novus, Cargill and Syngenta • Wade and his wife, Alison, live in Sioux Falls, SD

15 Financial Results Fiscal Year 2021 & First Quarter Fiscal Year 2022 Susan Kreh Chief Financial Officer

Net Sales (millions) $227 $241 $251 $266 $261 $262 $262 $266 $277 $283 $305 $0 $50 $100 $150 $200 $250 $300 $350 FY 11 FY 12 FY 13 FY 14 FY 15 FY 16 FY 17 FY 18 FY 19 FY 20 FY 21 FY 22 Q1 CAGR 3.0% (FY 11 - FY 21) 16

Net Sales (millions) $227 $241 $251 $266 $261 $262 $262 $266 $277 $283 $305 $82 $0 $50 $100 $150 $200 $250 $300 $350 FY 11 FY 12 FY 13 FY 14 FY 15 FY 16 FY 17 FY 18 FY 19 FY 20 FY 21 FY 22 Q1 CAGR 3.0% (FY 11 - FY 21) 17 FY 21 Q1 $76

Tons Sold (thousands) 869 844 821 877 836 795 767 742 758 755 783 0 100 200 300 400 500 600 700 800 900 FY 11 FY 12 FY 13 FY 14 FY 15 FY 16 FY 17 FY 18 FY 19 FY 20 FY 21 FY 22 Q1 CAGR -1.0% (FY 11 - FY 21) 18

Tons Sold (thousands) 869 844 821 877 836 795 767 742 758 755 783 209 0 100 200 300 400 500 600 700 800 900 FY 11 FY 12 FY 13 FY 14 FY 15 FY 16 FY 17 FY 18 FY 19 FY 20 FY 21 FY 22 Q1 CAGR -1.0% (FY 11 - FY 21) 19 FY 21 Q1 199

Net Sales Per Ton $261 $285 $305 $304 $313 $330 $342 $359 $365 $375 $389 $200 $250 $300 $350 $400 FY 11 FY 12 FY 13 FY 14 FY 15 FY 16 FY 17 FY 18 FY 19 FY 20 FY 21 FY 22 Q1 CAGR 4.1% (FY 11 - FY 21) 20

Net Sales Per Ton $261 $285 $305 $304 $313 $330 $342 $359 $365 $375 $389 $394 $200 $250 $300 $350 $400 FY 11 FY 12 FY 13 FY 14 FY 15 FY 16 FY 17 FY 18 FY 19 FY 20 FY 21 FY 22 Q1 CAGR 4.1% (FY 11 - FY 21) 21 FY 21 Q1 $383

Gross Profit Per Ton $58 $67 $77 $66 $69 $92 $91 $91 $80 $91 $83 $40 $50 $60 $70 $80 $90 $100 FY 11 FY 12 FY 13 FY 14 FY 15 FY 16 FY 17 FY 18 FY 19 FY 20 FY 21 FY 22 Q1 CAGR 3.7% (FY 11 - FY 21) 22 FY12 – FY21 Adjusted for SG&A allocation to COGS

Gross Profit Per Ton $58 $67 $77 $66 $69 $92 $91 $91 $80 $91 $83 $66 $40 $50 $60 $70 $80 $90 $100 FY 11 FY 12 FY 13 FY 14 FY 15 FY 16 FY 17 FY 18 FY 19 FY 20 FY 21 FY 22 Q1 CAGR 3.7% (FY 11 - FY 21) 23 FY 21 Q1 $95 FY12 – FY21 Adjusted for SG&A allocation to COGS

Net Income Per Ton $10 $7 $18 $10 $14 $17 $14 $11 $17 $25 $14 $0 $5 $10 $15 $20 $25 $30 FY 11 FY 12 FY 13 FY 14 FY 15 FY 16 FY 17 FY 18 FY 19 FY 20 FY 21 FY 22 Q1 CAGR 3.4% (FY 11 - FY 21) 24

Net Income Per Ton $10 $7 $18 $10 $14 $17 $14 $11 $17 $25 $14 $3 $0 $5 $10 $15 $20 $25 $30 FY 11 FY 12 FY 13 FY 14 FY 15 FY 16 FY 17 FY 18 FY 19 FY 20 FY 21 FY 22 Q1 CAGR 3.4% (FY 11 - FY 21) 25 FY 21 Q1 $20

Earnings Per Basic Common Share $1.36 $0.92 $2.25 $1.27 $1.73 $2.04 $1.60 $1.22 $1.82 $2.70 $1.61 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 FY 11 FY 12 FY 13 FY 14 FY 15 FY 16 FY 17 FY 18 FY 19 FY 20 FY 21 FY 22 Q1 CAGR 1.7% (FY 11 - FY 21) 26

Earnings Per Basic Common Share $1.36 $0.92 $2.25 $1.27 $1.73 $2.04 $1.60 $1.22 $1.82 $2.70 $1.61 $0.08 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 FY 11 FY 12 FY 13 FY 14 FY 15 FY 16 FY 17 FY 18 FY 19 FY 20 FY 21 FY 22 Q1 CAGR 1.7% (FY 11 - FY 21) 27 FY 21 Q1 $0.57

Paid Dividends Per Share $0.64 $0.68 $0.72 $0.76 $0.80 $0.84 $0.88 $0.92 $0.96 $1.00 $1.04 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 FY 11 FY 12 FY 13 FY 14 FY 15 FY 16 FY 17 FY 18 FY 19 FY 20 FY 21 FY 22 Q1 CAGR 5.0% (FY 11 - FY 21) 28

Paid Dividends Per Share $0.64 $0.68 $0.72 $0.76 $0.80 $0.84 $0.88 $0.92 $0.96 $1.00 $1.04 $0.27 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 FY 11 FY 12 FY 13 FY 14 FY 15 FY 16 FY 17 FY 18 FY 19 FY 20 FY 21 FY 22 Q1 CAGR 5.0% (FY 11 - FY 21) 29 FY 21 Q1 $0.26

Significant Cash Outlays 30 $14.7MM CapEx $7MM Dividends $2.7MM R&D $5.5MM Share Repurchases Total: $31.6MM FY 21 Total: $29.9MM FY 20 $18.8MM CapEx $7.2MM Dividends $2.5MM R&D $3.1MM Share Repurchases

Outstanding Debt (millions) $33.3 $29.7 $25.9 $22.4 $18.9 $15.4 $12.2 $9.2 $6.1 $9.8 $8.9 $8.9 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 FY 11 FY 12 FY 13 FY 14 FY 15 FY 16 FY 17 FY 18 FY 19 FY 20 FY 21 FY 22 Q1 31

Outlook 32 • Continue to raise prices to offset inflationary cost pressures • Invest in growth opportunities, including lightweight cat litter and antibiotic alternative animal feed additives • Maintain distribution of quarterly dividend • Pursue acquisition opportunities

33 Supply Chain Review Molly VandenHeuvel Chief Operating Officer

Supply Chain 34

Supply Chain Turbulent Times Impacts 35 • Headwinds – Unexpected high volumes – Transportation – Labor shortages – Material supply constraints – Inflationary pressure • Impacts – On time service

Supply Chain Accomplishments 36 • Significant cost savings projects completed • Mining and manufacturing investments – Capacity, sustainability, future growth • Inventory clean up • Continual improvement in quality, supported by consumer metrics

37 Success in Lightweight Litter: US and Canada Jessica Moskowitz Vice President & General Manager Consumer Products Division

Cat Litter: Retail & Wholesale Group Annual Net Sales (millions) CAGR 9% (FY 18 - FY 21) $124.6 $135.5 $147.5 $161.3 $70 $90 $110 $130 $150 $170 FY 2018 FY 2019 FY 2020 FY 2021 38

Cat Litter: Retail & Wholesale Group Quarterly Net Sales (millions) $30.8 $33.5 $29.7 $30.6 $32.4 $35.2 $34.1 $33.7 $36.4 $38.6 $41.0 $31.5 $40.8 $41.1 $39.9 $39.4 $43.9 $15 $20 $25 $30 $35 $40 $45 Q1 Q2 Q3 Q4 FY FY FY FY 2018 2019 2020 2021 FY FY FY FY FY 2018 2019 2020 2021 2022 FY FY FY FY 2018 2019 2020 2021 FY FY FY FY 2018 2019 2020 2021 39

Lightweight Clay Litter Overview 40

Lightweight Litter: Benefiting People & The Planet 41 Getting to the Store Getting onto Shelves Getting into Homes Consumer Usage Can fill a truck without hitting its weight limit, allowing for less trucks on the road and less CO2 emissions Unloading and stocking DCs and shelves requires less powerful machinery and manpower, saving energy and increasing workplace safety Much more efficient to transport, either by the consumer, or by a shipping/delivery service Easier for consumers to pour, scoop, move, store, and dispose

42 Source: Nielsen AOD: xAOC + Pet Stores, L52W/E 10/09/21 Traditional Clumping Clay 66% Lightweight Clumping Clay 14% Non-Clumping Clay 9% Alternative 8% Crystals 3% Total US Cat Litter Sales ($2.6B), Latest 52 Weeks +6% -4% +4% Lightweight is delivering the fastest growth in clay litter

43 Lightweight 50%Heavyweight 45% Alternative 3% Kits 1% Coarse 1% Total Canada Cat Litter Sales by Segment Source: Nielsen Marketrack, National Incl NFLD All Channels, 52WE 07/31/21, Value in $USD. Cat Litter + Kits. Lightweight has a 50% share in Canada Lightweight remains the fastest growing segment

Oil-Dri is the #2 Player in Lightweight Clay Litter 44 Tidy Cats 55% Oil-Dri (Branded & Private Label) 26% Arm & Hammer 9% Fresh Step 7% All Other 3% Lightweight Clumping Clay Litter Sales ($368MM), Latest 52 Weeks Source: Nielsen AOD: xAOC + Pet Stores, L52W/E 10/09/21 +19% -1% +23% -1% +13% Oil-Dri Growth Driven By: • Cat’s Pride Max Power Series • Private Label

Cat’s Pride Max Power is our most powerful formulation yet Patented technology quickly absorbs and locks in odor-causing enzymes, stopping odor before it even starts. Combines the Power of Two Distinct Clays Locks Odors Instantly + 10-Day Odor Control Our Strongest Clumping Formulation 99% Dust Free 25% Lighter! 15 lbs. = Same Uses as 20 lbs. See package for details 45

Consumer Testing Showed Superior Performance vs. Leading Low Tracking Brand ULTRA LOW TRACKING AND 99% DUST FREE FOR CLEAN PAWS & HOME Introducing New UltraClean! 46

Engaging Animated Video Ad 47

Digital Display Ads 48

Social Ads & Videos 49

E-Commerce Continues to Deliver Strong Growth • Expand product presence online • Continue to elevate content and improve conversion E-Commerce channel sales resulted in double digit increases FY2021 versus FY2020 50

51 Amlan Sales Update Fred Kao Vice President, Global Sales Amlan International 51

Recruiting Top Talent to Amlan Global W. Wade Robey, Ph.D. VP, Marketing and Product Development Jay Hughes Global Technical Director 52

Recruiting Top Talent to Amlan 53 LATAM APEC USA Heath Wessels North America Director of Sales Chuck Snipes Costal Account Manager Andres Soto Sales Manager Julio Aguila Sales Manager Dr. Kim Huang Regional Technical Manager Saksake Pacharadit Regional Sales Manager – South Asia Nguyen Hai Commercial Manager Vietnam Betty Yuriko Country Manager Indonesia

Recruiting Top Talent to Amlan


China

Dr. Harold Zhou – Amlan China Operational Director
Dr. Michael Hua – Regional Technical Manager
Sissi Fang – Office Manager/Sr. Marketing Specialist
Teng Yingyun – Greater South China Sales Manager
Dr. Wu Xing – Greater North China Sales Manager

Dr. Luo Qiong – Sales Manager – South Region
Dr. Chen Yazhou – Sales Manager – East Region
Coy Xiao – HR/Paralegal Manager
Jane Yang – Finance Manager
Will Wang – Logistic Assistance

OIL-DRI CORPORATION OF AMERICA
54

15 Countries with Issued Patents Patent applications pending in other countries United States Hungary China Italy Indonesia Poland Korea Portugal Germany Spain Belgium Turkey France Russia England 55

FY2021: Growth in China 56 New Regulation: Restrictions on Use of Antibiotics in Animal Feed Mitigation of COVID Cases in China (FY21 vs FY20) Annual Sales Growth (FY21 vs FY20) New Hires Key Distributors won Back 54% 2021 2020 10 3

57 Growth in APEC: Asia Pacific, Excluding China • APEC sales grew by 5% FY21 vs FY 20, despite Covid challenges ➢ Japan came online with strong sales in the antibiotic alternative market and pure mineral product sales remained strong in FY21 ➢ Taiwan and Thailand both seeing steady growth from a year ago ➢ New distributor in Vietnam ➢ African swine fever challenges in the region made it more difficult to grow ➢ Global supply chain crisis made it more difficult to get products to customers in time

Challenges: Latin America & Middle East 58 • Latin America: ➢ Covid negatively impacted the demand for exports to the EU and Middle East from Brazil ➢ Covid reduced the demand of consumption greatly in Latin America ➢ Restricted business travel and tourism • Middle East: ➢ Covid was the main concern/driver of the slow market

Challenges: USA 59 65.9 62.6 63.2 66.3 67.2 68.4 72.6 76.9 87.5 94.7 93.1 90.7 90.2 40.0 50.0 60.0 70.0 80.0 90.0 100.0 Wholesale Broiler Composite in the USA (cents/pound) Source: USDA • Very strong animal protein price reported in US in FY21 • With new team in place for less than 6 months, we established 2 new key accounts in the US in FY21 • Generating trial data and field results takes time

Product Outlook 60 • Steady sales in Brazil • Continue to build steam in Brazil • Added new accounts in Mexico, China, Philippines and increased sales in Taiwan and Vietnam. • Continue to do well in Mexico • Added new buyers in China We recently added three key accounts in three different countries. We have begun shipping to all three accounts.

European Union 61 • EU passed regulations to be effective January of 2022 that ban the preventative use of antibiotics which apply to exports to the EU by non-EU countries. • In the past, EU allowed frozen products (imported) to have antibiotics. • As a result, Amlan sales to Brazil increased and we expect this to continue.

62 Amlan’s Opportunity & Portfolio Positioning W. Wade Robey, Ph.D. Vice President, Amlan Marketing & Product Development 62

™

64 Amlan’s Focus For Marketing & New Product Development Create value and improve the sustainability of animal production leveraging Amlan’s unique mineral and pursuing the opportunities it offers to develop novel natural ingredient solutions to support optimal animal health, immunity and production economics.

65 The need for innovative natural product solutions that will support animal health and ensure the sustainability of industrialized animal production necessary to feed a hungry world. Opportunity as Subtherapeutic Antibiotics are Removed Production Economics The European experience informs us of the potential performance impacts and risks. Application Simplicity The market is looking for “natural” alternatives that have been established as safe for use in animal feed with clear and compelling ROIs. Animal Health & Welfare Reducing feed antimicrobials will improve the sustainability of our food systems and reduce the risk of antibiotic resistance.

66 What Do Food Producers Require? Products with understood MOAs*, proven performance, excellent handling and shelf-life characteristics, feed stability, manageable rates of addition, and a consistent return for their investment. Maintain or Improve Performance Metrics Positive Impacts on Gut Health & Digestion Immunity & Gut Microbiome Balance No Requirements for Withdrawal, no Residues & Proven Feed Safety *MOA – Modes of Action

67 Amlan’s Commercial Targets Monogastrics – Poultry & Swine Ruminants – Dairy & Beef Cattle Companion Animals – Canine & Feline Aquaculture – Fishes & Crustaceans Our Clay is the Differentiating Advantage Taking advantage of our mineral’s unique chemistry, various MOAs, and potential for broad application across species Creating Unique Products Utilizing decades of mineral science expertise, proprietary processing capabilities, and targeted blending science Capitalizing on ANTI-VIRULENCE Properties Make the most of our clay’s unique properties as a differentiator from competitors Creating Synergy by Adding Select Adjuvants Innovate synergistic formulae with combinations of targeted adjuvants coupled with our mineral-based core technology

68 Global Sales of Antibiotic Growth Promoters Estimated at ≈$4B USD* In the US alone, >6.1 million kilograms of antibiotics were sold in 2019 with an estimate of: The accelerating decline in poultry antibiotic sales - a 62% reduction since 2016 - reflects a consumer-driven movement that has transformed industry feeding practices. • A decline for all species except for swine which rose by 9%. for cattle 41% for swine 42% for turkeys 10% for poultry 3% Data Extracted From: 2020 FDA Annual Summary Report Medically important antimicrobial drugs in food-producing animals 2016-2019 – US Domestic Sales and Distribution Data from FDA Summary Report (2020) *Global Animal Antibiotics and Antimicrobials Market Size, Status and Forecast 2021-2027, Precision Reports, October 13, 2021

69 Pricing & Positioning Strategy for Value Amlan will develop and commercialize specialty products delivering premium value to end- users Priced based upon a value proposition that delivers a solid ROI to the end-user and Amlan Broad Portfolio Offerings Blended with our clay Synergistic Products Included – Multiple MOAs Multi-product combinations including adjuvants Broad spectrum and targeted performance Excellent shelf life, feed, water, and thermal stability

70 Multi-Billion Dollar Addressable Global Market Cross species application needed • Poultry Industry rapidly removing AGPs* – other species are following • Unique opportunity to target Companion Animal rations • Target a “base level” of our clay mineral in all feeds Products that can provide a wide range of benefits: • Support production economics, gut health, and microbial balance • Support overall Animal Health & Welfare • Achieve highest level of quality, traceability, and consumer acceptance Amlan is well-positioned to deliver: • Pure clay solutions (singlet offering or blend of clays) • Formulated products enhanced with targeted adjuvants • A carrier for other “bioactive” products • We are a vertically integrated producer with over 80 years of expertise *AGPs– Antibiotic growth promoters

71 Q&A Please submit questions in the “Ask a Question” field of the webcast. Stockholder questions or remarks must be relevant to the meeting and pertinent to the matters properly brought before the meeting. Please see Rules of Conduct for more information.